                                                    File Pursuant to Rule 497(e)
                                                       Registration No. 33-64240

              SUPPLEMENT DATED NOVEMBER 26, 1997 TO THE PROSPECTUS
                DATED MAY 1, 1997 FOR THE CANADA LIFE INSURANCE
                     COMPANY OF NEW YORK VARIABLE ACCOUNT 2

Effective November 26, 1997, the sections in the prospectus captioned Death Benefit and Proceeds on Death of Last Surviving Annuitant Before Annuity Date or Maturity Date (The Death Benefit) are amended to include the following:

The following applies to policies issued on or after November 26, 1997:

If we receive due proof of death of the last surviving annuitant before the annuity date or maturity date ("such due proof"), we will pay the beneficiary a death benefit. The death benefit is the greater of:

          1. the premiums paid, less: a) any partial withdrawals, including applicable surrender charges; and b) any incurred taxes; or
          2.   the policy value on the date we receive such due proof; or
          3. the greatest policy value on any policy anniversary preceding both the date the last surviving annuitant attained age 81 and the date we receive such due proof of the annuitant's death, adjusted for any of the following items that occur after such policy anniversary: a) less any partial withdrawals, including applicable surrender charges; b) less any incurred taxes; and c) plus any premiums paid.

If on the date the policy was issued, any annuitant was attained age 81 or more, then the death benefit is the policy value.

The Owner(s) of a policy issued prior to November 26, 1997 will be entitled to the Death Benefit described above, unless the Owner(s) elects not to accept this provision. The Company will not assess a charge in connection with the election of this Death Benefit.

Effective November 26, 1997, the sections of the prospectus captioned Policy Charges, Table of Expenses, Policy Administration Charge and Reduction or Elimination of Policy Administration Charge are amended to reflect the lowering of the policy value required on a policy anniversary for a waiver of the policy administration charge from $75,000 to $35,000.

Effective November 26, 1997, the sections of the prospectus captioned Policy Charges, Table of Expenses and Daily Administration Fee are amended to reflect the lowering of the daily administration fee from an effective annual rate of 0.35% of Variable Account assets to an effective annual rate of 0.15% of Variable Account assets.

Effective November 26, 1997, the section of the prospectus captioned Examples has been revised as follows to reflect the lowering of the daily administration fee:

         A policyowner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

         1. If the policy is surrendered at the end of the applicable time period:

              SUB-ACCOUNT                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
              -----------                                         ------  -------  -------  --------
              Bond ...............................................   $75    $110    $148     $241
              Capital ............................................   $75    $110    $147     $240
              Cash Management ....................................   $69    $ 92    $117     $176
              Common Stock .......................................   $74    $108    $144     $233
              Communications and Information .....................   $78    $118    $161     $268
              Frontier ...........................................   $78    $120    $164     $273
              Global Growth Opportunities ........................   $83    $134    $188     $320
              Global Smaller Companies ...........................   $83    $134    $188     $320
              Global Technology ..................................   $83    $134    $188     $320
              High-Yield Bond ....................................   $76    $113    $153     $251
              Income .............................................   $75    $110    $147     $240
              International ......................................   $83    $134    $188     $320

        2. If the policy is annuitized or not surrendered at the end of the applicable time period:

             SUB-ACCOUNT                                          1 YEAR   3 YEARS  5 YEARS 10 YEARS
             -----------                                          ------   -------  ------- --------
             Bond ................................................   $21     $65     $112     $241
             Capital .............................................   $21     $65     $111     $240
             Cash Management .....................................   $15     $47     $ 81     $176
             Common Stock ........................................   $20     $63     $108     $233
             Communications and Information ......................   $24     $73     $125     $268
             Frontier ............................................   $24     $75     $128     $273
             Global Growth Opportunities .........................   $29     $89     $152     $320
             Global Smaller Companies ............................   $29     $89     $152     $320
             Global Technology ...................................   $29     $89     $152     $320
             High-Yield Bond .....................................   $22     $68     $117     $251
             Income ..............................................   $21     $65     $111     $240
             International .......................................   $29     $89     $152     $320